UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d) (2))
☐	Definitive Information Statement
☒	Definitive Additional Materials

GOLDEN MATRIX GROUP, INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

GOLDEN MATRIX GROUP, INC.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT MATERIALS
HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: CALL TOLL FREE 1-866-752-8683	FAX: SEND THIS CARD TO 202-521-3464	INTERNET: HTTPS://WWW.IPROXYDIRECT.COM/GMGI AND FOLLOW THE ON-SCREEN INSTRUCTIONS.	EMAIL: PROXY@IPROXYDIRECT.COM INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE §240.14C-2, YOU ARE RECEIVING THIS NOTICE THAT THE INFORMATION STATEMENT AND ANNUAL REPORT ON FORM 10-K OF GOLDEN MATRIX GROUP, INC., ARE AVAILABLE ON THE INTERNET. THIS COMMUNICATION PROVIDES ONLY A BRIEF OVERVIEW OF THE MORE COMPLETE INFORMATION STATEMENT MATERIALS. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE INFORMATION STATEMENT MATERIALS. THE INFORMATION STATEMENT AND OUR 2021 ANNUAL REPORT ARE AVAILABLE AT: HTTPS://WWW.IPROXYDIRECT.COM/GMGI

IF YOU WANT TO RECEIVE A PAPER COPY OF THE INFORMATION STATEMENT MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY.  TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE JUNE 15, 2022.

WE ARE NOT ASKING YOU FOR A PROXY OR YOUR VOTE, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR VOTE

WE ARE NOT SOLICITING PROXIES FOR THIS INFORMATION STATEMENT. THIS IS FOR YOUR INFORMATION ONLY - YOU ARE NOT REQUIRED TO RESPOND OR TAKE ANY OTHER ACTION.

THE PURPOSES OF THE INFORMATION STATEMENT ARE TO NOTIFY YOU OF THE PRIOR APPROVAL BY THE HOLDERS OF THE MAJORITY OF THE VOTING POWER OF THE OUTSTANDING SHARES OF CAPITAL STOCK OF GOLDEN MATRIX GROUP, INC. (THE “COMPANY”), OF THE FOLLOWING, IN LIEU OF THE 2022 ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY:

1. THE ADOPTION OF A CERTIFICATE OF AMENDMENT TO OUR ARTICLES OF INCORPORATION ESTABLISHING A THREE CLASS, CLASSIFIED BOARD OF DIRECTORS, CONSISTING OF UP TO THIRTEEN INDIVIDUALS;

2. THE ADOPTION OF A CERTIFICATE OF AMENDMENT TO OUR ARTICLES OF INCORPORATION TO REQUIRE A SUPERMAJORITY VOTE TO AMEND CERTAIN PROVISIONS OF OUR ARTICLES, INCLUDING THOSE RELATING TO THE STRUCTURE OF OUR BOARD OF DIRECTORS;

3. THE APPOINTMENT OF FIVE MEMBERS TO OUR BOARD OF DIRECTORS (THE “BOARD”), TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND THEREAFTER UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED;

4. THE ADOPTION OF THE GOLDEN MATRIX GROUP, INC. 2022 EQUITY INCENTIVE PLAN;

5. THE APPOINTMENT OF M&K CPAS, PLLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2022;

6. THE APPROVAL, ON AN ADVISORY BASIS, OF THE HOLDING OF FUTURE FREQUENCY VOTES ON EXECUTIVE COMPENSATION EVERY THREE YEARS; AND

7. THE APPROVAL, ON AN ADVISORY BASIS, OF THE 2021 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

THE CORPORATE ACTIONS DESCRIBED ABOVE WILL NOT BE EFFECTIVE UNTIL 40 CALENDAR DAYS AFTER THE INFORMATION MATERIALS ARE FIRST DISTRIBUTED AND MADE AVAILABLE TO STOCKHOLDERS, WHICH DATE WE ANTICIPATE BEING ON OR APPROXIMATELY JUNE 28, 2022.

PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT THE INFORMATION STATEMENT MATERIALS ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS BELOW TO VIEW THE MATERIALS OR REQUEST PRINTED COPIES.

PLEASE NOTE – THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD, WE ARE NOT ASKING YOU FOR A PROXY OR YOUR VOTE, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR YOUR VOTE. THIS IS FOR YOUR INFORMATION ONLY - YOU ARE NOT REQUIRED TO RESPOND OR TAKE ANY OTHER ACTION.

ADDITIONALLY, THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

PLEASE NOTE – THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD, WE ARE NOT ASKING YOU FOR A PROXY OR YOUR VOTE, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR YOUR VOTE. THIS IS FOR YOUR INFORMATION ONLY - YOU ARE NOT REQUIRED TO RESPOND OR TAKE ANY OTHER ACTION.

Golden Matrix Group, Inc. SHAREHOLDER SERVICES 1 Glenwood Ave Suite 1001 Raleigh NC 27603	FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870

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